Exhibit 99.1

© 2009 W. R. Grace & Co. W. R. Grace & Co. Company Overview September 18, 2009

Disclaimer © 2009 W. R. Grace & Co. Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995 This presentation contains forward-looking statements, that is, information related to future, not past, events. Such information generally includes the words “believes,” “plans,” “intends,” “targets,” “will,” “expects,” “anticipates,” “continues” or similar expressions. For these statements, Grace claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Grace is subject to risks and uncertainties that could cause actual results to differ materially from those projected in the forward-looking statements or that could cause other forward-looking information to prove incorrect. Factors that could cause actual results to materially differ from those contained in the forward-looking statements include: Grace’s bankruptcy and proposed plan of reorganization, the availability of financing for Grace’s proposed plan of reorganization, Grace’s legal proceedings, the cost and availability of raw materials and energy, Grace’s unfunded pension liabilities, costs of environmental compliance, risks related to foreign operations, especially security, regulation and currency risks, and those factors set forth in Grace’s most recent Annual Report on Form 10-K, quarterly report on Form 10-Q and current reports on Form 8-K, which have been filed with the Securities and Exchange Commission and are readily available on the Internet at www.sec.gov. Reported results should not be considered as an indication of future performance. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date thereof. Grace undertakes no obligation to publicly release any revisions to the forward-looking statements contained in this presentation, or to update them to reflect events or circumstances occurring after the date of this presentation. Non-GAAP Financial Terms These slides contain certain “non-GAAP financial terms” which are defined in the Appendix. Reconciliations of non-GAAP terms to the closest GAAP term (i.e., net income and net cash provided by operating activities) are provided in the Appendix. 2

W. R. Grace & Co. As a premier specialty chemical and materials company, we provide innovative technologies and value-added solutions to customers around the world. We are dedicated to our customers. They trust us to provide products, knowledge, technologies, services and the people to make their products work better. Enriching Lives, Everywhere.™ Grace Founded 1854 1865 W. R. Grace & Co. relocates from Peru to New York City. 1890 Grace inaugurates steamship service between New York and South America. 1953 Grace lists on New York Stock Exchange with ticker symbol GRA. 1954 Grace acquires Davison Chemical Company and Dewey & Almy Chemical Company, establishing the basis for the Company's catalysts, packaging, silicas and construction product lines. 1972 Grace builds its first European manufacturing facility for catalysts and silica products in Worms, Germany. 1987 Grace becomes the first wholly foreign-owned company to do business in The People's Republic of China with a can sealant plant in Shanghai. 2001 Grace files for protection under Chapter 11 of the U.S. bankruptcy code to address its asbestos liabilities. 2003 Fred Festa joins Grace. 2007 Grace opens a new facility in India, and expands R&D capabilities in Poland and China. 2008 Grace expands presence in Middle East with new regional office in Dubai. 3 © 2009 W. R. Grace & Co.

Our Core Strengths Grace 2009 and beyond Materials Science Expertise Innovation-Driven Customer Focus Materials Science Expertise History of innovation and industry leading technology Extensive and knowledgeable R&D teams with growing network Innovation-Driven Provide technically advanced solutions to customer challenges Significant investment in R&D – $83 million in 2008 Customer Focus Our products are highly integrated into our customers’ manufacturing processes and formulations Our customers rely on us to make their products better 4 © 2009 W. R. Grace & Co.

Large Global Industries Industry Segment (2008) Growth Drivers Grace Product Group Sales (2008) Refining Technologies $1.1 billion Energy and Refining $2.9 trillion Global demand for energy Government regulations / legislation Technology © 2009 W. R. Grace & Co. 5 Consumer, Industrial and Packaging $9 trillion Plastics, Petrochemicals and Biochemical $3+ trillion Building and Infrastructure $6.5 trillion Pharma, Life Science and Analytical $780 billion Specialty Technologies $0.4 billion Materials Technologies $0.7 billion Emerging economies Lifestyle and consumer spending habits Sustainability GDP / population growth Government regulations / legislation Economic development Aging of population “Green” / renewables Construction Products $1.1 billion Economic development / population growth Energy / environmental conservation Government regulations / legislation

Balanced Business Profile 2008 Grace (Sales by Product Group) 2008 Grace (Sales by Region) $1.3 billion Europe and Africa $1.2 billion North America $0.6 billion Asia Pacific $0.2 billion Latin America 17% 36% 40% 7% $1.1 billion Grace Construction Products $1.1 billion Grace Davison Refining Technologies $0.7 billion Grace Davison Materials Technologies $0.4 billion Grace Davison Specialty Technologies 35% 11% 33% 21% 6 © 2009 W. R. Grace & Co.

14.5% CAGR 2003-2008 Grace Core EBIT* Financial Performance Record © 2009 W. R. Grace & Co. 7 Amounts have been restated to reflect a change from LIFO to FIFO, where applicable. Grace Core EBIT Return On Invested Capital* 10.9% CAGR 2003-2008 Grace Sales 22.2% CAGR 2003-2008 Operating Free Cash Flow* *Definitions of non-GAAP financial terms and reconciliations to the closest GAAP term are provided in the Appendix.

Balanced Financial Performance Return on Invested Capital (ROIC) Cash Flow Working Capital Operating FCF Profitability Gross Profit % EBITDA % Growth % Sales Growth % New Products We drive sustainable long-term financial performance with a balanced focus on growth, profitability and cash flow. ROIC is used to evaluate operating strategies and portfolio investment opportunities. 8 © 2009 W. R. Grace & Co.

Sales Growth 1/4 1/3 3/4 2/3 Grace Sales of products developed within the last five years Investments in Technology 2003: $2.0 billion Other Grace Sales ~18% CAGR 10.7% CAGR 2008: $3.3 billion 2003: $2.0 billion 2008: $3.3 billion Geographic Expansion Grace Sales to Advanced Economies* Grace Sales to Emerging and Developing Economies* 22% 78% 29% 71% *As defined by IMF 17.0% CAGR 10.7% CAGR We create value through innovation, customer focus and targeted investment 9 © 2009 W. R. Grace & Co.

Profitability Sales and Profitability © 2009 W. R. Grace & Co. 10 Profitability Drivers: Sales growth: Scale lower fixed costs as customer demand recovers Leverage existing global infrastructure to grow in emerging economies Product margins: Reduce input costs (supply chain and sustaining engineering) Increase margins through new products and innovative solutions Productivity and restructuring: Consolidate benefits of 2008 and 2009 restructurings Continue plant and office productivity programs Portfolio restructuring and divestitures Managing in an Economic Downturn: Stay focused on creating value for customers Maximize the amount of raw material deflation Increase manufacturing flexibility and reduce fixed costs Minimize operating expenses Manage for cash: reduce inventories, improve collections, reduce capital investments 14.5% 33.8% Sales Core EBITDA* Core EBITDA%* Gross Profit % * Definitions of Non-GAAP financial terms and reconciliations to the closest GAAP term are provided in the Appendix.

Cash Flow Operating Free Cash Flow* Our focus on cash has generated $221 million in working capital reductions since June 2008: Inventory reduced from 72 days to 62 days Past due receivables reduced by 3.5 percentage points Payment terms with suppliers renegotiated, adding 14 days to our average days payable OFCF measures the net cash flow generated from our core operating activities: Core EBITDA Working capital increases and decreases Capital expenditures OFCF excludes cash flows from strictly corporate and noncore activities such as: Defined benefit pension plans Taxes Chapter 11 expenses OFCF is available to invest in growth opportunities: Strategic capital investments Acquisitions And is used to pay: Debt service Defined benefit pension plans Taxes 22.2% CAGR 2003-2008 *Definitions of Non-GAAP financial terms and reconciliations to the closest GAAP term are provided in the Appendix. 11 © 2009 W. R. Grace & Co.

Capital Structure 12 © 2009 W. R. Grace & Co. We expect to emerge from Chapter 11 with an appropriate capital structure: Funded debt at 2.7x projected 2009 Core EBITDA* $250 million in revolvers in the US and Europe Flexibility to continue to invest and grow We are in advanced discussions regarding our exit financing: We expect to select our lead investment bank in September, following a rigorous 3 month process initially involving eight competing financial institutions Now negotiating credit agreements and preparing marketing materials Public credit ratings to be obtained and announced as we approach emergence Capital structure effects of Plan of Reorganization: $1.4 billion net reduction in liabilities at emergence Deferred payments due 2019-2033 are subordinated to exit financing and all future refinancings Warrants to purchase 10 million common shares at $17/share *2.7x leverage ratio based on exit financing net proceeds of $950 million and 2009 Core EBITDA of $357 million as projected in Grace’s February 27, 2009 Disclosure Statement. Definitions of Non-GAAP financial terms and reconciliations to the closest GAAP term are provided in the Appendix.

Management Team Fred Festa Chairman, President and Chief Executive Officer, W. R. Grace & Co. Joined Grace as president and chief operating officer in 2003; named CEO in 2005 Former CEO of ICG Commerce; held general management and finance positions at AlliedSignal (now Honeywell) and General Electric Hudson La Force Senior Vice President and Chief Financial Officer, W. R. Grace & Co. Responsible for Grace’s worldwide financial management activities Joined Grace in 2008; held general management positions at the U.S. Department of Education (COO) and Dell; held finance leadership positions at Dell and AlliedSignal (now Honeywell) Andrew Bonham Vice President, W. R. Grace & Co. and President, Grace Construction Products Responsible for Grace’s global construction products group Joined Grace in 2005; twenty-five years of management experience including leadership positions held with AlliedSignal (now Honeywell) and General Electric © 2009 W. R. Grace & Co. 13 Greg Poling Vice President, W. R. Grace & Co. and President, Grace Davison Responsible for Grace Davison’s product groups: Refining Technologies, Materials Technologies and Specialty Technologies Joined Grace in 1977; held leadership positions in sales, marketing, and business development in a variety of Grace businesses; named President of Grace Davison in 2004

Why Grace? Grace strengths Innovation driven; Customer focused Proven leader in large global industries Global reach increases scalability and accelerates technology sharing across regions Robust performance record Sales growth driven by innovation and geographic expansion Core EBIT growth driven by improving scale and productivity Execution-focused management team Committed to our shareholders, customers and employees Acts quickly, in advance of changing market conditions Improving profitability in tough economic environment Opportunities after Chapter 11 Increased growth opportunities, including acquisitions Further investments in global businesses Upside valuation potential without Chapter 11 “overhang” Reduced earnings impact of Chapter 11 and noncore expenses 14 © 2009 W. R. Grace & Co.

Davison 15 © 2009 W. R. Grace & Co.

Well Positioned for the Future Grace Davison Grace Davison Leading provider of specialty chemicals, materials and formulation technologies for a wide variety of industries and applications Diversified Portfolio Materials Science Expertise Close Customer Relationships Manufacturing Expertise Strong Business Processes Refining Technologies Materials Technologies Specialty Technologies 16 © 2009 W. R. Grace & Co.

© 2009 W. R. Grace & Co. $2.2 billion Grace Davison $1.1 billion Grace Construction Products $1.1 billion Refining Technologies $0.7 billion Materials Technologies $0.4 billion Specialty Technologies 32% 51% 17% 65% 35% Business Profile 2008 Grace (Sales) 2008 Grace Davison (Sales by Product Groups) Grace Davison Specialty chemicals, materials and formulation technologies for: Energy and Refining Consumer, Industrial and Packaging Plastics, Petrochemical and Biochemical Pharma / Biotech / Analytical Grace Davison 17

© 2009 W. R. Grace & Co. 18 Strengths Grace Davison Diversified portfolio Wide range of markets and industries Leadership position Global presence Broad range of customers Materials science and formulations expertise Long history of innovation Long-term, well established customer relationships based on deep industry, application and problem solving expertise Manufacturing expertise and flexibility Strong processes drive discipline and productivity

Product Groups © 2009 W. R. Grace & Co. Refining Technologies Fluid cracking catalysts (FCC) Improve yields and quality of gasoline and diesel fuels FCC Additives Provide environmental solutions for refinery emissions; improve yields of light olefins; allow refiners to meet gasoline sulfur limits Advanced Refining Technologies LLC (a joint venture with Chevron Products Company) – hydroprocessing catalysts Upgrade heavy oil and remove contaminants Materials Technologies Multifunctional additives, process aids Food, cosmetics, toothpaste cleaning abrasives, coatings, print and inkjet media, anticorrosion products, green tires and rubber reinforcement and drying agents Packaging products Sealants and coatings for consumer packaging Closure sealants and coatings for metal and plastic caps Scavenging products for active packaging Specialty Technologies Plastics / Polyolefin Technologies Catalysts, supports and process technologies for the petrochemical industry Renewables: Fuels and Chemicals Catalysts and adsorbents for renewable feedstocks Pharma / Biotech / Analytical Solutions for life sciences and analytical sciences applications 19

© 2009 W. R. Grace & Co. Global headquarters Key offices Regional headquarters 35 Grace Davison manufacturing sites 20 R&D / Technical Service sites / Sales offices Geographic Presence Grace Davison Grace Davison 2008 Sales By Region North America Asia Pacific Latin America 4 2 4 Europe and Africa 42% 30% 20% 8% 20

Customers Grace Davison © 2009 W. R. Grace & Co. A broad range of customers and influencers: Long-term, well-established customer relationships based on deep industry, application and problem solving expertise Customers’ facilities and processes often designed around our product High level technical sell Value sell Government / regulatory approvals Technical service Installation Specifications Licensed processes 21

Competitors

Grace Davison

Top Competitors	Refining Technologies	Materials Technologies	Specialty Technologies		
			Plastics / Polyolefin Technologies	Renewables: Fuels and Chemicals	Pharma / Biotech / Analytical
Agilent Technologies					●
Albemarle	●		●	●	
Altana		●	●		
Arkema / CECA		●			
BASF	●	●	●	●	
Criterion Catalysts & Technologies	●				
Evonik		●			
Haldor Topsoe	●				
LyondellBasell			●		
PQ Corporation / INEOS		●	●	●	
Regional Competitors	●	●	●	●	●
Univation Technologies			●		
UOP		●	●	●	
Waters					●
Zeochem L.L.C.		●	●	●	



Our successes driven by:

- Breadth of product portfolio
- Materials science expertise enabling product extensions and customizations
- Strong customer relationships built on deep understanding of their requirements



© 2009 W. R. Grace & Co.

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Worldwide Leader in Materials Science Grace Davison History Innovation Today Combining expertise in materials, formulation and process chemistry with applications knowledge and customer partnership to develop high value, enabling products Disciplined stage-gate process Open Innovation Design for Six Sigma Adjacent space focus Materials and new technologies leading to new industry segments, value-added applications, and performance-enhancing attributes Approximately 1/3 of 2008 sales was derived from products that were created in the last five years Over 390 active patents History of materials innovation for a broad scope of applications Grace Davison pioneered the use of silica gel for military, industrial and consumer applications Silica gel first used for World War I Silica / Alumina used in the production of the world’s first fluid cracking catalyst for gasoline Silica / Alumina used in world’s first heterogeneous catalysts to make polyethylene polymers 23 © 2009 W. R. Grace & Co.

Summary Profile Grace Davison © 2009 W. R. Grace & Co. Materials Technologies Specialty Technologies Refining Technologies $1.1 billion revenue (2008) 13% CAGR (2003-2008) Strong market position #1 fluid cracking catalyst supplier #1 hydroprocessing - fixed bed resid Leading position in ebullating bed and distillate segments $0.7 billion revenue (2008) 6% CAGR (2003-2008) Diverse customers and markets #1 silica gel #1 can sealants Strong position precipitated and colloidal silica; molecular sieves; can coatings and closures $0.4 billion revenue (2008) 14% CAGR (2003-2008) Growth in plastics, renewable fuels and chemicals, pharmaceuticals and biotech Unique position in polyethylene and polypropylene catalysts; renewable fuels and chemicals; and drug discovery 24

Refining Technologies Grace Davison Catalysts for the oil refining industry Fluid Cracking Catalysts (FCC) World’s largest supplier of FCC catalysts and additives Advanced Refining Technologies LLC (ART) (joint venture with Chevron Products Company) Leading supplier of hydroprocessing catalysts Strengths: Globally positioned to meet customer needs R&D and materials expertise to develop unique products for specific refinery requirements Strong manufacturing base and production flexibility Broad product portfolio Industry leading technical service 25 © 2009 W. R. Grace & Co.

Refining Technologies

Grace Davison

Sales Growth



Grace Davison Refining Technologies Sales
($M)
1200
1000
800
600
400
200
0
$591.5
$651.9
$796.0
$859.1
$971.1
$1099.1
2003
2004
2005
2006
2007
2008
($M)
5000
4000
3000
2000
1000
0
Petroleum Refining Catalyst Demand
13% CAGR
4% CAGR
Grace Davison Refining Technologies Sales
Petroleum Refining Catalyst Demand



Segments we serve:

FCC Catalysts and Additives
- $1.7 billion segment
- 2-3% growth

Hydroprocessing Catalysts
- $1.1 billion segment
- 3-5% growth

Performance:

- Revenue growth above industry averages
- Focused on improving margins:
  - Value and solutions selling
  - Leading technology and R&D creates competitive gap
  - Manufacturing and operational excellence
  - Managing supply chain

Opportunities:

- Deliver solutions and value to customers
- Commercialize new products tailored to industry trends of dieselization, clean fuels and heavy oil processing
- Optimize capacity utilization and manufacturing flexibility
- Solve raw material challenges through supply chain initiatives and focus

GRACE

© 2009 W. R. Grace & Co.

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Refining Technologies

Grace Davison

Key Drivers:

- Tightening of global environmental regulations and legislation
- Increasing trend towards opportunity crude processing and diesel maximization
- Increased refining capacity in developing countries

Strategic Growth Opportunities:

- Expanding opportunities for hydrotreating catalysts, gasoline sulfur reduction products and environmental additives globally
- New catalysts for opportunity crudes, such as heavy resids; growth in FCC catalysts for light cycle oil maximization and hydrocracker / hydrocracker pretreat catalysts
- Strengthen relationships and technical presence in emerging areas and implement regional solutions for different feeds and operating strategies

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© 2009 W. R. Grace & Co.

Materials Technologies Grace Davison History of innovation tailoring material functionality for a diversity of applications Leading supplier of materials-based specialty products and formulations for a variety of food / beverage, consumer, coatings, industrial and packaging uses Strengths: Strong technology base Diversified portfolio of products Broad scope of industries with high value niches Deep customer relationships and applications expertise Well-established global infrastructure 28 © 2009 W. R. Grace & Co.

Materials Technologies

Grace Davison

Sales Growth



Grace Davison Materials Technologies Sales
($M)
1000
800
600
400
200
0
$518.3
$555.3
$574.1
$592.8
$663.5
$694.8
2003
2004
2005
2006
2007
2008
300
200
100
0
Global GDP Index (2003 = 100)
6% CAGR
4% CAGR
Grace Davison Materials Technologies Sales
Global Gross Domestic Product

$9 trillion = Grace estimate based on data from Standard & Poor's Industry Reports (2007) for paper, household nondurable and durable, appliances, furniture, food, beverages, electronics, auto and auto parts, and home improvement.



Industry Segments
Consumer, Industrial and Packaging

Industry Segment Size
$9 trillion

Performance:

- Revenue growth above industry averages
  - Emerging market development
  - Continuing to identify new market niches
  - Manufacturing and operational excellence

Opportunities:

- Leverage growth in emerging economies
- Launch new high value products for specific niche markets such as sustainable coating technologies, high resolution print media, high cleaning toothpaste formulations, green tires, EHS-compliant sealants and active packaging
- Leverage global manufacturing and supply chain capabilities
- Provide high level global technical service support

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© 2009 W. R. Grace & Co.

Key Applications for Materials Technologies Grace Davison © 2009 W. R. Grace & Co. Kitchen Garage We provide enabling technologies for many of the consumer and industrial products you use every day – invisible, but you would see, feel and taste the difference without them Tire [reinforcer] Golf club [casting binder] Shoes [rubber additives] Toothpaste [abrasive] Cosmetics [thickener] Aerosol can [coating] Aspirin tube [stoppers] Washroom Spices [free-flow] Furniture [coating] Appliances [matting agent] Vegetable oil [purification] Beer [clarification] Soda can [can coating and sealant] Window [desiccant] Photos [digital printing] Silica gel Packaging Precipitated silica Colloidal silica Molecular sieves Water bottle [closure sealant] 30

Grace Davison © 2009 W. R. Grace & Co. Materials Technologies Key Drivers: Strategic Growth Opportunities: Population growth in emerging economies Regulatory changes and growth of “green” technologies Trend to healthier and convenience consumer products Energy efficiency Penetration of major brands in consumer and beverage segments Expand geographic footprint and capture growth in emerging economies Focus innovation on high value niches which offer above average margin generation Electronics / digital media segment Active compounds and barrier techniques Green tires Specialty cosmetic / toothpaste ingredients Leverage sales coverage and application expertise with bolt-on acquisitions in key product categories 31

Specialty Technologies Grace Davison Leverage functionality expertise for specialized, niche applications in high growth industries Three growth programs: Plastics Renewable fuels and chemicals Pharma / Biotech / Analytical Strengths: Uniquely positioned with major industry players and customer access Expertise in catalyst technology and manufacturing Successful integration of bolt-on acquisitions to move into higher growth segments Well-positioned globally to serve emerging economies 32 © 2009 W. R. Grace & Co.

Specialty Technologies

Grace Davison

Sales Growth



Grace Davison Specialty Technologies Sales
($M)
600
480
360
240
120
0
$191.6
$264.1
$293.1
$345.4
$374.6
$374.7
2003
2004
2005
2006
2007
2008
($T)
2.50
2.00
1.50
1.00
0.50
0.00
PO, Pharma, Renew Fuels
14% CAGR
4% Polyolefin CAGR
11% Pharma CAGR
16% Renewables CAGR
Grace Davison Specialty Technologies Sales
PO, Pharma, Renew Fuels



Industry Segments
Plastics, Petrochemicals and Biochemicals
Industry Segment Size
$3+ trillion
Industry Segments
Pharma / Biotech / Analytical
Industry Segment Size
$780 billion

Performance:

- Revenue growth above industry averages
  - Product extensions into adjacent segments
  - Segment and product portfolio enhancements through acquisitions
  - Emerging region development

Opportunities:

- **Plastics** - partnering with leading polyolefin process technology providers and expanding into high growth polypropylene segment
- **Renewable Energy and Chemicals** - new products using existing materials science
- **Pharma / Biotech / Analytical** - successful integration of acquired businesses; recent launch of REVELERIS™ Flash System

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© 2009 W. R. Grace & Co.

Plastics

Grace Davison

Fully integrated polyolefin catalyst solution provider to the polymer industry



Molecular Sieves





Polyolefin Catalysts and Components



Antiblocking Additives

Business Strengths:

- Proven history of manufacturing excellence--quality, consistency and security of supply
- Unique position as fully integrated catalyst solutions provider
- Extensive product development and scale-up capabilities
- Long-established partnerships with industry leading polymer producers
- Broad product and technology portfolio for polyolefin industry

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© 2009 W. R. Grace & Co.

Grace Davison © 2009 W. R. Grace & Co. Plastics Key Drivers: Strategic Growth Opportunities: $1 billion catalyst industry growing at 5% CAGR Per capita resin consumption will continue to increase in developing economies* 14 lbs. per person versus 80 lbs. per person (average consumption of advanced economies) Producers in advanced economies will focus on specialty resins Middle East growth in new capacity Continually upgrade technology and service of our foundation polyethylene business Secure catalyst business as our partners continue to license new capacities Expand into new segments with polypropylene and single-site technologies Leverage partnerships with major industry leaders as they invest in Middle East *Internal calculation based on data from Chemical Market Associates, Inc. 35

© 2009 W. R. Grace & Co. Renewables: Fuels and Chemicals Grace Davison Catalysts and adsorbents for economic conversion of renewable feedstocks to fuels and chemicals EnSieveTM Molecular Sieve Silica for Biodiesel Purification Catalysts for Renewable Fuels and Chemicals Business Strengths: Materials science core competency Catalyst development and scale up expertise Strong relationships with oil refiners and petrochemical producers Established links to food processors and refining industries 36

Grace Davison © 2009 W. R. Grace & Co. Renewables: Fuels and Chemicals Key Drivers: Renewables segment growing at 25% CAGR to $400 billion by 2015* Strategic Growth Opportunities: Develop improved desiccants, adsorbents, and catalysts that enable the economic production of fuels and chemicals from biomass Adsorbents that efficiently remove contaminants from biodiesel Esterification catalysts that allow biodiesel producers to increase operating margins by enabling the conversion of low-cost feedstocks Catalysts for the conversion of glycerin to valuable chemicals Partner with industry leaders by leveraging existing relationships Renewable fuels driven by government mandates from 1% biofuels today to 5% by 2015 (globally) Carbon neutrality Energy security Economic development Renewable chemicals driven by industry shift toward renewable feedstocks from 5% renewable chemicals today to 10% by 2015 (globally) Stable pricing “Green” value Security of supply *Source: Grace internal estimate 37

Pharma / Biotech / Analytical Grace Davison Materials based chromatography tools for the life science, pharmaceutical and medical markets © 2009 W. R. Grace & Co. 38 Instrumentation Chromatography Columns Specialty Media, Processing Aids, Anesthesiology Products Accessories and Lab Supplies Business Strengths: Integrated six acquisitions for comprehensive portfolio of media, instrumentation and consumables Established global quality systems exceeding FDA and regulatory requirements Globally positioned, including in the “pharmerging” markets of India and China Innovative REVELERIS™ purification system for high growth drug discovery segment

Grace Davison © 2009 W. R. Grace & Co. Pharma / Biotech / Analytical Key Drivers: Strategic Growth Opportunities: $182 billion of blockbuster drugs coming off patents 2011-2014 $123 billion R&D spend at 3% growth to $144 billion next 5 years Biotech evolution set to overtake conventional technology within top 100 drugs by 2014 Pharmerging regions of India, China growing at 33% due to generic drug expansion and population growth Global stimulus packages targeted to scientific and R&D investment New analytical tools, process media and consumables required to enhance drug discovery and development Increasing number and types of analysis and products required for top pharma and biotech Growing need for antibodies purification in production including new media and analytical scale products Continued investment in infrastructure and technical support to capture high projected growth in India and China Align product portfolio to targeted funding in disease control, biotech and associated areas 39

Innovation for Growth Grace Davison Specialty Technologies Polyolefin Catalysts Produce high performance pipe Produce tough packaging films Maximize customers’ operating conditions Enable customers to increase plant throughput Polymer Additives Primarily aid in the processing of films and reduce blocking Applying material science expertise to move into new segments Enable product extensions Target high growth areas Broaden customer partnerships Renewables Reduce water usage in the manufacture of biodiesel Allow valuable chemicals to be made from biomass Improve yield of bioethanol Enable production of biofuels from low cost feedstocks Discovery Sciences REVELERIS™ patent-pending purification system for drug discovery Separations solutions for today’s laboratory challenges Novel process media for scale-up of biotech products Patented CO2 adsorbent for anesthesiology and mine safety 40 © 2009 W. R. Grace & Co.

© 2009 W. R. Grace & Co. Grace Davison Profitability Grace Davison Sales and Profitability 17.1% 32.3% Sales EBIT EBIT% Gross Profit % Drivers: Investment focus on high growth opportunities Margin enhancement through new products and technology Manufacturing and operational excellence Leverage growth in emerging regions Continued productivity improvement programs 41

Grace Davison Global leader of specialty chemicals, materials and formulation technologies Delivering on profitable growth New products and technologies through materials science innovation Targeting high growth opportunities Geographic expansion into key emerging regions Improved operating leverage Strong industry profile Well positioned in industry segments Committed customer base 42 © 2009 W. R. Grace & Co.

Construction Products 43 © 2009 W. R. Grace & Co.

Building the Future Grace Construction Products Leading provider of specialty construction materials, systems and services that strengthen, enhance and protect structures Grace Construction Products Innovation Customer Focus Geographic Expansion Optimization Commercial Infrastructure Residential 44 © 2009 W. R. Grace & Co.

© 2009 W. R. Grace & Co. Our Focus Grace Construction Products Our focus is on our customers: giving them a competitive edge so they are more successful Grace Construction Products Materials Management Specialty chemicals and systems that lower the costs of producing construction materials and improve their in-place performance Barrier Solutions Products that provide protective barriers to buildings and infrastructure 45

Business Profile Grace Construction Products 2008 Grace Construction Products $0.4 billion Europe/Africa $0.6 billion Americas $0.1 billion Asia Pacific 52% 35% 13% Leading provider of specialty construction materials, systems and services that strengthen, enhance and protect structures Products include: Concrete admixtures Structural fibers Cement, concrete, and masonry processing additives Products for architectural concrete Air and vapor barriers Roofing underlayments Waterproofing systems Fire protection products 2008 Grace (Sales) $2.2 billion Grace Davison $1.1 billion Grace Construction Products Grace Construction Products 65% 35% (Sales by Product Lines) $0.7 billion Construction Chemicals $0.4 billion Building Materials 66% 34% (Sales by Region) 46 © 2009 W. R. Grace & Co.

Strengths Market Position Leader in multiple high value product segments and geographies worldwide Established presence in local markets provides for strong customer relationships Focus on emerging economies with higher growth potential Business Model Scalable, capital-light business model Balanced exposure across several construction segments, including commercial, infrastructure and residential Products enhance sustainability and lessen environmental impact of customer projects 47 © 2009 W. R. Grace & Co.

© 2009 W. R. Grace & Co. 48 Grace Construction Products Industry Segments Building and Infrastructure Industry Segment Size $6.5 trillion Product group: Construction chemicals include a full line of specialty additives used by producers of cement and concrete products Building products include specialized products for waterproofing commercial and residential structures, plus air and vapor barriers and fire protection products Opportunities: Develop new market niches to address customer needs Increase presence in repair and renovation markets Localize appropriate business models for emerging markets and drive applicable technology transfer Leverage R&D and geographic footprint to drive differentiated technology solutions Sales Growth Grace Construction Products Sales Construction Products Grace Construction Products Sales World Construction Spending 11% CAGR World Construction Spending 9% CAGR

© 2009 W. R. Grace & Co. Customers and Influencers Grace Construction Products Our long term intimate customer relationships are based on deep industry, application and problem solving expertise A wide range of customers and influencers: Demand creation requires multiple touch points in the value chain The complexity of the construction industry requires highly trained field representatives to meet performance requirements under demanding circumstances Broad customer base; products supplied to more than 25,000 global locations 49 Customer-facing organization Technical sales Key account sales Specification sales Technical service Dispenser technicians Marketing Construction Chemical Customers Cement Producers Concrete Producers Building Material Customers Contractors Distributors GCP Influencers Architects** Owners Service intensity High Medium Low **Includes architects, engineers, consultants (owners’ reps) Grace

Competitors Grace Construction Products Top Competitors Specialty Construction Chemicals Specialty Building Materials BASF Cafco (Isolatek) Carlisle CETCO (AMCOL International) Chryso (Materis / Wendel) DuPont Fosroc Henry Mapei RPM Sika Wulong Industry expertise and specialization enables us to build and maintain competitive barriers Our successes driven by: Customer loyalty supported by a focus on applications in commercial, infrastructure and residential segments A deep understanding of our customers’ businesses and challenges, enabling Grace to offer solutions tailored to complex requirements that vary in local markets © 2009 W. R. Grace & Co. 50

Culture of Innovation Grace Construction Products History Innovation Today High performance cement additives, concrete admixtures, innovative waterproofing and air barrier systems and fire protection products give flexibility to architects, engineers and contractors via productivity, aesthetics and performance. Dewey & Almy (acquired by Grace in 1954) pioneered the use of additives as processing aids in cement production Grace was a leader in developing chemical admixtures to enhance the strength and durability of concrete Grace developed waterproofing systems for protection of commercial structures and extended their use into residential applications Grace R&D teams continually evaluate building materials and practices around the world and have solved some of the industry’s most difficult challenges 51 © 2009 W. R. Grace & Co.

Innovation at Work Grace Construction Products Specialty Construction Chemicals Additives for materials management Improve quality of concrete raw materials Allow optimization of materials to ensure mixes are fit-for-purpose Lower customers’ production costs Strengthen concrete – improve durability Reduce building and infrastructure maintenance Specialty Building Materials Barriers that provide protective systems Wall, air and vapor barriers Foundation waterproofing Roofing waterproofing Fire protection materials Products that improve contractor productivity Products that contribute to sustainability Less environmental impact Efficient land use Green building practices Flexible design options 52 © 2009 W. R. Grace & Co.

Commercial Building Applications Products that strengthen, protect and enhance structures Concrete Admixtures Superplasticizers, self-consolidating concrete, set accelerators, shrinkage reducers, structural fibers, water reducers Decorative Concrete Color pigments and surface retarders Foundation Waterproofing Pre-applied blindside sheet waterproofing, post-applied sheet and spray-applied membranes Cementitious Fireproofing Wall and Window Flashing Membranes Spray-Applied Wall Membranes and Vapor Barriers To view our commercial applications animation, click here > http://www.grace.com/Media/MediaKit/ProductVideo/Building.aspx Grace Construction Products 53 © 2009 W.R. Grace & Co.

Infrastructure Applications Products that strengthen, protect and enhance structures Concrete Admixtures Corrosion inhibitors, superplasticizers, self-consolidating concrete, set accelerators, shrinkage reducers, structural fibers, water reducers Bridge Deck Waterproofing Systems To view our infrastructure applications animation, click here > http://www.grace.com/Media/MediaKit/ProductVideo/Bridge.aspx Grace Construction Products 54 © 2009 W. R. Grace & Co.

Residential Applications Products that strengthen, protect and enhance structures Concrete Admixtures Self-consolidating concrete, set accelerators, shrinkage reducers, structural fibers, water reducers Decorative Concrete Color pigments and surface retarders Foundation Waterproofing Spray-applied and sheet-applied Window and Door Flashings Roofing Membranes Roof detail membranes, roofing underlayments To view our residential applications animation, click here > http://www.grace.com/Media/MediaKit/ProductVideo/House.aspx Grace Construction Products 55 © 2009 W. R. Grace & Co.

56 © 2009 W. R. Grace & Co. Industry Growth Drivers Global demographics and development in emerging economies Macro trends such as energy conservation and sustainability / Green Building Increasing sophistication of building and construction practices Credit market recovery, with improved financing for the construction industry Recovery in commercial, infrastructure and residential construction segments; future construction industry growth of 5% (CAGR) from 2008-2013 Grace Construction Products

2003-2008 Construction Spending Growth Grace Construction Products © 2009 W. R. Grace & Co. 57 Asia (a) Gulf Cooperation Council includes Saudi Arabia, Bahrain, Kuwait, Oman, Qatar, UAE 10% 21% 17% 20% 12% 17% $2181 $374 $365 $245 $170 $151 2003-2008 Market Growth CAGR % 2008 Construction Spending (billion) Eastern Europe Latin America India Australia and New Zealand Gulf (a)

Global Stimulus Programs Announced government programs: boost to global construction spending 1% to 2% per year (a) Grace Construction Products Large infrastructure spending Programs with a construction component Large construction packages Other types of stimulus spending Potential future announcements No data Note: (a) Assumes spending over 3 to 5 years (b) Total increase in construction spending due to announced stimulus programs 58 © 2009 W. R. Grace & Co.

© 2009 W. R. Grace & Co. 59 Grace Construction Products Grace Construction Products Profitability Sales and Profitability Sales EBIT EBIT% Gross Profit % 14.6% 37.4% Drivers: Value creation for our customers New product introductions resulting from innovation investments Productivity improvements due to core operational optimization Input cost control through supply chain management and sustaining engineering Redeployment of resources enabled by scalable, capital-light model Leverage of existing business model as global economy recovers

© 2009 W. R. Grace & Co. Grace Construction Products Global leader in providing materials management solutions and protective barriers Revenue growth above the industry rate New products and technologies Geographic expansion Long term value built on customer relationships Providing a competitive edge so our customers are more successful Preferred-supplier status built on deep product application knowledge Core optimization Drive productivity Leverage capital-light business model for scalability 60

W. R. Grace & Co. Contact Us 7500 Grace Drive Columbia, Maryland 21044 USA Investor Relations +1 410.531.4167 investor.relations@grace.com www.grace.com 61 © 2009 W. R. Grace & Co.

© 2009 W. R. Grace & Co. Non-GAAP Financial Terms Core EBIT (Earnings Before Interest and Taxes) or pre-tax income from core operations, is net income adjusted for income taxes, Chapter 11 expenses, interest income and expense, and pre-tax loss from noncore activities. We use core EBIT as a performance measure in all significant business decisions and as a performance factor in determining certain incentive compensation. Return on Invested Capital is pre-tax income from core operations divided by the sum of net working capital, properties and equipment and other assets and liabilities. We use return on invested capital as a performance measure in evaluating operating results, in making operating and investment decisions and in balancing the growth and profitability of our operations. Operating Free Cash Flow is pre-tax income from core operations before depreciation and amortization plus pension expense plus or minus the change in net working capital and specified other assets and liabilities of our core operations minus capital expenditures. We use operating free cash flow as a performance measure in evaluating our operating results. Operating free cash flow is a performance factor in determining certain incentive compensation. Appendix 62 Core EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization) is Core EBIT (as above) plus depreciation and amortization expenses.

© 2009 W. R. Grace & Co. Core EBIT, Core EBITDA, operating free cash flow, and return on invested capital do not purport to represent income or cash flow measures as defined under U.S. generally accepted accounting principles, and you should not consider them an alternative to such measures as an indicator of our performance. We provide these measures so you can distinguish the operating results of our current business base from the income and expenses of our past businesses, discontinued products, and corporate legacies, and the effect of our Chapter 11 proceedings, and to ensure that you understand the key data that management uses to evaluate our results of operations. These measures have material limitations as performance measures because they exclude income, expenses, assets and liabilities that comprise our noncore activities, which include, among other things, provisions for asbestos-related litigations and environmental remediation, income from insurance settlements, and legal costs, which have been material. We compensate for the limitations of these measurements by using these indicators together with net income and net cash provided by operating activities as measured under U.S. generally accepted accounting principles to present a complete analysis of our operating performance. You should evaluate these measures in conjunction with our Consolidated Financial Statements as presented in our annual reports on Form 10-K for a more complete analysis of our financial results. Appendix 63

64 © 2009 W. R. Grace & Co. Reconciliation of Non-GAAP Financial Measures 2003 2004 2005 2006 2007 2008 Q1 2009 Q2 2009 Net Income (GAAP) (53.0) (395.7) 76.0 8.6 88.8 121.5 (38.9) 19.3 (Benefit from) provision for income taxes (11.1) 2.0 26.0 2.8 (1.1) 4.3 (23.4) 16.8 Chapter 11 expenses, net of interest income 14.8 18.0 30.9 49.9 86.4 65.8 10.0 8.0 Interest income (4.3) (3.1) (3.6) (6.8) (7.6) (3.8) (0.2) (0.6) Interest expense 15.6 111.1 55.3 73.2 72.1 54.2 9.2 9.6 Pre-tax income (loss) from noncore activities 190.1 457.1 30.3 97.7 58.6 57.7 39.9 21.3 Core EBIT (Non-GAAP) Core EBIT (Non-GAAP) - By Operating Segment 152.1 189.4 214.9 225.4 297.2 299.7 (3.4) 74.4 Grace Davison 165.7 205.3 222.0 210.3 269.7 278.1 40.0 81.8 Grace Construction Products 80.7 105.7 125.5 145.3 155.9 148.3 12.3 34.0 Core Corporate Costs (94.3) (121.6) (132.6) (130.2) (128.4) (126.7) (55.7) (41.4) Core EBIT (Non-GAAP) 152.1 189.4 214.9 225.4 297.2 299.7 (3.4) 74.4 2003 2004 2005 2006 2007 2008 Core EBIT (as above) $152.1 $189.4 $214.9 $225.4 $297.2 $299.7 Trade accounts receivable 331.5 390.9 401.7 426.3 500.6 462.6 Inventories 252.7 295.3 341.2 324.5 362.9 354.8 Accounts payable (101.8) (146.0) (166.8) (172.7) (191.3) (230.4) Net working capital 482.4 540.2 576.1 578.1 672.2 587.0 Other current assets 43.8 62.6 84.8 81.4 80.8 86.1 Other current liabilities (130.3) (206.1) (221.2) (272.6) (325.1) (291.5) Properties and equipment, net 688.8 683.6 632.9 664.5 706.1 710.6 Goodwill and other intangible assets 85.2 111.7 103.9 116.5 122.3 117.1 Other assets 140.4 170.5 150.1 131.5 136.6 145.1 Total invested capital $1,310.3 $1,362.5 $1,326.6 $1,299.4 $1,392.9 $1,354.4 Return on Invested Capital (Non-GAAP) 11.6% 13.9% 16.2% 17.3% 21.3% 22.1% Depreciation and Amortization Core EBITDA (Non-GAAP) 109.1 115.3 120.9 113.5 113.4 116.7 27.5 28.8 116 261.2 304.7 335.8 338.9 410.6 418.4 24.1 103.2 357 2009 Projected 48 33 45 (2) 38 79 241

65 © 2009 W. R. Grace & Co. Reconciliation of Non-GAAP Financial Measures Appendix 2003 2004 2005 2006 2007 2008 Q1 2009 Q2 2009 Net cash provided by operating activities (GAAP) 110.8 325.4 67.3 152.7 88.2 1.6 54.7 63.9 Cash paid to resolve contingencies subject to Chapter 11 - - 119.7 - 10.3 252.0 - - Chapter 11 expenses paid 17.5 15.8 31.1 50.3 92.1 69.3 12.8 12.3 Capital expenditures (102.6) (77.1) (93.3) (120.0) (139.1) (129.3) (16.6) (19.9) Income taxes paid, net of refunds 27.2 37.7 45.7 51.6 51.1 42.4 0.3 (0.7) Payments under defined benefit pension arrangements 60.5 33.3 47.7 121.5 105.7 67.7 11.7 12.4 Payments under postretirement benefit plans 12.6 12.5 11.9 13.9 5.0 6.6 1.3 2.2 Cash paid for environmental and divestment reserves 12.5 10.8 7.7 14.5 10.5 6.0 2.3 1.4 Noncore activities 9.8 (51.7) (7.2) 56.3 34.5 31.9 35.4 24.2 Other, net (2.2) 28.9 (1.9) (22.2) 6.5 50.7 (24.1) (26.6) Operating free cash flow (Non-GAAP) 146.1 335.6 228.7 318.6 264.8 398.9 77.8 69.2